CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

The following information supplements the disclosure in the Prospectus of the Trust. Defined terms have the same meanings as set forth in the Prospectus.

Supplement dated June 17, 1999 to the Prospectus dated November 27,
1998


On June 2, 1999 the Trust's Board of Trustees approved the following amendments to the Trust's investment policies:


? Balanced Investments is permitted to invest up to 5% of its assets in asset-backed securities

? Each Portfolio of the Trust is permitted to invest in foreign securities, including emerging markets securities as to both equity and fixed income securities, limited to 10% of a Portfolio's assets. There is no investment limit on American Depositary Receipts or United States exchange listed foreign securities. This amendment relating to foreign investments pertains only to those Portfolios that were not previously permitted to invest in foreign securities. The investment policies of International Equity Investments, International Fixed Income Investments and Emerging Markets Equity Investments, as to investment in foreign securities, are unchanged and remain as stated in the Prospectus dated November 27, 1998.



FD 01665

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